Delaware
Investments(SM)
----------------------------
A member of Lincoln Group(R)


(Blend Artwork)

BLEND
Annual Report
2001

DELAWARE
Social Awareness Fund

[GRAPHIC OMITTED] POWERED BY RESEARCH.(SM)

A Commitment
       to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $86 billion in assets as of December 31, 2001.



Table
       of Contents

Letter to Shareholders                     1

Portfolio Management Review                3

New at Delaware                            6

Performance Summary                        7

Financial Statements:

    Statement of Net Assets                8

    Statement of Operations               11

    Statements of Changes in Net Assets   12

    Financial Highlights                  13

    Notes to Financial Statements         17

Report of Independent Auditors            20

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

                                                 Delaware Social Awareness Fund
Letter                                           December 11, 2001
       to Shareholders

Recap of Events
Three months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. A long decline in U.S. corporate profits, which began last autumn, deepened following the terrorist attacks in New York and Washington, D.C. and has prolonged a year-long economic slide.

It has also become clear that September 11 may have been a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak, in the days immediately following the terrorist attacks.

Major stock indexes have made an impressive recovery since September 11. As of November 30, 2001, the Dow Jones Industrial Average had gained +19.6% from its low point on September 21, and +10.4% since the re-opening of the New York Stock Exchange on September 17. Likewise, the Nasdaq Composite Index had gained +35.8% from its September 21 low and +22.2% since September 17. According to Lipper, the average stock mutual fund made a healthy +9.54% gain between September 17 and November 30, 2001.

This recent burst of strong performance has, in effect, tempered performance numbers for the fiscal year ended November 30, 2001. Those figures, although generally disappointing, were on their way to being worse during September. For the fiscal year ended November 30, 2001, the Dow Jones Industrial Average fell by -3.7%, while the Nasdaq Composite Index fell by -25.7%.

Delaware Social Awareness Fund returned -9.80% (Class A shares at net asset value with distributions reinvested) during the fiscal year ended November 30, 2001, beating the -12.21% decline posted by its benchmark, the S&P 500 Index. The Fund's peer group, as measured by the 382 funds in the Lipper Multi-Cap Core Funds Average, declined -9.84% for the same period.

In late November, the non-profit National Bureau of Economic Research (NBER), the quasi-official arbiter of U.S. economic recessions, declared that the current economic downturn in America is a recession. The NBER's business cycle dating committee, comprised of six academic economists, tabbed March 2001 as the start of the recession. The NBER's call made it exactly 10 years between U.S. recessions and ended the longest expansionary period since the group began keeping records in 1854.

The good news on the economic front is that some signs already point to recovery, and that much has been done in the past year to help steer the U.S. towards growth. The U.S. Federal Reserve Board has been cutting interest rates since January 2001, while the fiscal stimulus passed by Congress this year has reached monumental levels. These noteworthy efforts have occasionally prompted comparisons to the U.S. Marshall Plan, aimed at rebuilding Europe after WWII. Government spending so far has been aimed at disaster relief, new security measures, and airline industry aid, while more spending is likely on the way.

Total Return
For the period ended November 30, 2001                           One Year

Delaware Social Awareness Fund -- Class A Shares                   -9.80%

Standard & Poor's 500 Index                                       -12.21%

Lipper Multi-Cap Core Funds Average (382 funds)                    -9.84%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper Multi-Cap Core Funds Average represents the average return of multi-cap core funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook
Since September 11, the investment community has advocated a great degree of caution with regard to the stock market's prospects. Many experienced investors and strategists have pointed out that corporate profits remain weak, that there are no guarantees with regard to fiscal and monetary stimulus, and that the current downturn may prove difficult to reverse since it was driven by poor capital investment. We agree with such rationale on all counts.

At Delaware Investments, we also believe that when pessimism and uncertainty are high, interest rates are low, and profits are bottoming, the long-run prospects for stock investors are at their best. We think a dose of caution is always healthy for investors. But a pessimistic market outlook is best reserved for times such as March of 2000, when interest rates were peaking and stocks reached all-time highs that left them overvalued, in our view, by all respectable measures. At that point, pessimism made sense.

This autumn's stock market rebound likely cannot continue unabated. Until the U.S. sees a turn in corporate profits, the market will be apt to move erratically, occasionally giving up gains in the short term. Yet when it comes to long-term growth prospects, we view the current environment as clearly a time for optimism. In our opinion, investment in well- selected common stocks remains a sound strategy for investors looking to protect and enhance their capital over the long term. We are hopeful that this autumn marked the start of strong future performance.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to access your account online, at any time. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which was offered in response to overwhelming demand.

Thank you for remaining committed to Delaware Investments. We wish you a healthy and prosperous New Year.

Sincerely,

/s/ Charles E. Haldeman, Jr.
-------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                        Delaware Social Awareness Fund
       Management Review                         December 11, 2001


Fund Managers
J. Paul Dokas
Senior Portfolio Manager

Timothy G. Connors
Senior Portfolio Manager

The Fund's Results
In a difficult market environment, Delaware Social Awareness Fund (Class A shares at net asset value with distributions reinvested) returned -9.80% during the fiscal year ended November 30, 2001. The Fund outperformed its unmanaged benchmark, the Standard & Poor's 500 Index, which fell by -12.21% during the same period.

We believe that our disciplined, systematic integration of quantitative and fundamental research, which focused our investments toward undervalued securities with good growth prospects, helped the Fund outperform the S&P 500 during the period. Our broad diversification (more than 180 stocks are in the investment portfolio) generally helped offset some of the negative volatility in the stock market's poorer performing sectors during the period, such as technology.

In managing the Fund, we use a proprietary, multi-factor model that ranks stocks in three broad categories: valuation, expectations, and risk. Our in-depth fundamental research affirms the model portfolio and helps us balance risk with reward.

Our process emphasizes bottom-up stock selection. We do not make active bets on individual sectors, keeping our sector weightings close to those of the index. During the period, the Fund had a slight value bias given its lower price-to-earnings ratio than the index.

Overall, the use of social screens had a neutral effect on performance during the past fiscal year.

Our screens eliminates companies that:

o engage in activities likely to result in damage to the natural environment

o   participate in the production of nuclear power

o   manufacture military weapons

o   conduct animal testing for cosmetics or personal care products

o   produce alcoholic beverages or tobacco products, or

o   participate in the gambling industry

In the short run, the screens applied to the portfolio may impact performance, both positively and negatively. Over the long run, the impact on performance is negligible. Some areas of the economy where we screen out stocks performed relatively well during the year, including the defense and automotive industries, as well as parts of the basic materials sector.

To our advantage, many financial and real estate companies that are considered "credit cyclicals" made gains during the year. We had a number of positive performers among these stocks, which participated in the home building and refinancing upswing that took place during the year.

Portfolio Highlights
Strong bottom-up stock selection played a key role in your Fund's performance versus the benchmark during the period. Our various consumer non-durable holdings, which include a number of strong-performing retailers, gained +38%, which was above the market average. Basic industry/capital goods stocks rose +13% for the Fund, which was better than the Index, and our financial holdings also outperformed the market. On the negative side, the value of the Fund's technology holdings fell by -37%, compared to the index's negative return of -31%.

American Standard and York International, two companies involved in the busy construction industry, performed admirably and were among our best-performing holdings during the period. A handful of stocks no longer among our holdings at fiscal year end also helped yearly performance. For example, Barrett Resources gained +58% during the time we owned the stock. During the year, the company was purchased by the Williams Company. Discount electronics retailer Best Buy, which we had purchased following price declines in the autumn of 2000, also made significant gains before we sold the stock during the period.

Finance and healthcare were two areas where our fundamental research led to strong selection and gains during the year. Dime Bancorp (no longer among holdings at year end) benefited from acquisition activity, as the larger Washington Mutual bid on the company. Bank of America, which is among the Fund's top holdings, made gains during the year, as did Tenet Healthcare and Bergen Brunswig.

In August 2001, Bergen Brunswig merged with Amerisource, and the combined company is now called AmerisourceBergen.

The Fund's technology holdings detracted from performance during the period. Technology giants EMC, Cisco Systems, and Oracle each saw their stock prices fall significantly during the year, as investors' distaste for technology continued. We believe each company's strong fundamentals and leadership position within its markets keep it well-positioned for a comeback.

SBC Communications, the former Southwestern Bell Corp., and drug store retailer CVS also were among the list of stocks that contributed negatively to performance during the year. The stock of department store retailer Saks also lost ground, much of it after September 11.

The terrorist attacks hurt long-term visibility for the airline industry. As a result of that unclear outlook, we sold both UAL (parent company of United Airlines) and Delta during the year. Although the Fund no longer owns airline stocks, we have maintained exposure to the travel and leisure sector through stakes in Cendant, the parent company of Century 21, Ramada, Howard Johnson, and others.

Outlook
Going forward, we intend to continue managing a widely diversified portfolio of stocks which meet the Fund's social screens. We believe that our investment process, combining both fundamental and quantitative research, provides an excellent way to achieve strong capital appreciation over the long term.

Rising valuations for stocks in the fourth quarter of 2001 present a somewhat mixed picture of the short-term in our opinion. Regardless of which way the economy turns, however, we think the Fund is well-positioned and can provide competitive returns versus the market in a risk- controlled fashion. We will continue to offer a disciplined, objective approach to stock selection, taking advantage of opportunities presented by the market to select undervalued companies with potential for long-term growth.

Delaware Social Awareness Fund
Portfolio Characteristics

November 30, 2001
---------------------------------------------------------------
Beta*                                                      1.07
---------------------------------------------------------------
Average Price-to-Earnings Ratio**                         23.46
---------------------------------------------------------------
Median Market Capitalization                      $8.53 billion
---------------------------------------------------------------
Weighted Average Market Capitalization           $52.18 billion
---------------------------------------------------------------
Portfolio Turnover                                          50%
---------------------------------------------------------------

 *Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

**P/E is based on analysts' forward earnings estimates as reported by First
  Call/Thomson Financial.

How Might Fiscal Stimulus Affect the U.S. Economy?

Estimated Economic Impact of Additional $75 Billion in Tax and Spending Initiatives (Percentage Point Contribution to GDP) for 2002 through Q2 2003.

                                                Percentage
                    Quarter                       of GDP
                    Q1 2002                         75%
                    Q2 2002                         68%
                    Q3 2002                         14%
                    Q4 2002                         14%
                    Q1 2003                         19%
                    Q2 2003                          3%

Source: Salomon Smith Barney estimates, December 2001.

Delaware Social Awareness Fund
Top 10 Holdings

As of November 30, 2001
                                                                Percentage
Company                       Industry                         of Net Assets
-----------------------------------------------------------------------------
 1. Eli Lilly                 Healthcare & Pharmaceuticals          3.13%
-----------------------------------------------------------------------------
 2. Microsoft                 Technology/Software                   3.10%
-----------------------------------------------------------------------------
 3. Citigroup                 Banking & Finance                     2.90%
-----------------------------------------------------------------------------
 4. Fannie Mae                Banking & Finance                     1.75%
-----------------------------------------------------------------------------
 5. SBC Communications        Utilities/Telecommunications          1.73%
-----------------------------------------------------------------------------
 6. AOL Time Warner           Cable, Media & Publishing             1.58%
-----------------------------------------------------------------------------
 7. Home Depot                Retail                                1.50%
-----------------------------------------------------------------------------
 8. Bank of America           Banking & Finance                     1.45%
-----------------------------------------------------------------------------
 9. Cisco Systems             Technology/Communications             1.44%
-----------------------------------------------------------------------------
10. American International    Insurance                             1.29%
      Group
-----------------------------------------------------------------------------

New
  at Delaware

Simplify your life.
Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Now you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:

1. Go to www.delawareinvestments.com/edelivery

2. Follow the directions to register.

Signing up for eDelivery can also help make your tax preparation easier. If you use Quicken(R) TurboTax(R) to prepare your taxes, this year you will have access to Intuit's Instant Data Entry feature. Instant Data Entry helps you complete your tax forms by quickly, securely and accurately retrieving 1099 investment data from Delaware Investments and instantly entering that information in the correct forms in TurboTax. It saves you time and needless manual data gathering and entry! The Instant Data Entry feature is included in all individual 1040 versions of TurboTax, including TurboTax for the Web.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.

Delaware
     Social Awareness Fund

Fund Basics

As of November 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
The Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$66.07 million
--------------------------------------------------------------------------------
Number of Holdings:
187
--------------------------------------------------------------------------------
Fund Start Date:
February 24, 1997
--------------------------------------------------------------------------------
Your Fund Managers:
J. Paul Dokas joined Delaware Investments in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA degree at the University of Maryland. He is a CFA charterholder.

Timothy G. Connors earned a BA at the University of Virginia and an MBA in finance at Tulane University. He joined Delaware Investments in 1997 after serving as a Principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis, and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a CFA charterholder and a member of the Association for Investment Management and Research.
--------------------------------------------------------------------------------
Nasdaq Symbols: Class A DEQAX Class B DEQBX Class C DEQCX

Fund Performance
Average Annual Total Returns
Through November 30, 2001         Lifetime         One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
Excluding Sales Charge             +5.19%            -9.80%
Including Sales Charge             +3.89%           -14.98%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
Excluding Sales Charge             +4.41%           -10.49%
Including Sales Charge             +4.05%           -14.52%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
Excluding Sales Charge             +4.43%           -10.39%
Including Sales Charge             +4.43%           -11.20%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime and one-year periods ended November 30, 2001 for the Delaware Social Awareness Fund's Institutional Class were +5.47% and -9.52%, respectively. Institutional Class shares were first made available on February 24, 1997, and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Social Awareness Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. Nasdaq Institutional Class symbol: DEQNX

Performance of a $10,000 Investment
February 24, 1997 (Fund inception) through November 30, 2001

                  Delaware Social Awareness
                     Fund Class A Shares          S&P 500 Index

       Feb-97             $ 9,424                   $10,000
       Nov-97             $11,452                   $12,224
       Nov-98             $12,543                   $15,141
       Nov-99             $14,480                   $18,306
       Nov-00             $13,299                   $17,534
       Nov-01             $11,996                   $15,391

Chart assumes $10,000 invested on February 24, 1997, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, February 28, 1997. After February 28, 1997, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies.
An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement                                        Delaware Social Awareness Fund
       of Net Assets                             November 30, 2001

                                                      Number of        Market
                                                       Shares           Value
Common Stock - 100.08%
Automobiles & Automotive Parts - 0.48%
  Delphi Automotive Systems                            23,300       $   319,676
                                                                    -----------
                                                                        319,676
                                                                    -----------
Banking & Finance - 15.27%
  American Express                                     14,200           467,322
  AmSouth Bancorporation                                9,600           175,872
  Bank of America                                      15,600           957,528
  Bank One                                              8,900           333,216
  Capital One Financial                                 2,700           135,081
  Citigroup                                            40,036         1,917,725
  Comerica                                              7,170           368,251
  Crescent Real Estate Equities                         5,100            88,740
  Fannie Mae                                           14,700         1,155,420
  Household International                               4,100           241,859
  J.P. Morgan Chase                                    17,700           667,644
  Mellon Financial                                      4,700           175,733
  Merrill Lynch & Company                               8,900           445,801
  Mony Group                                            5,900           184,788
  Morgan Stanley Dean Witter                           11,400           632,700
  Stilwell Financial                                    8,900           211,108
  SunTrust Banks                                        4,800           303,648
  UnumProvident                                         8,400           216,720
  US Bancorp                                           23,495           445,935
  Wachovia                                              6,300           194,985
  Washington Mutual                                    15,639           489,188
  Wells Fargo                                           6,500           278,200
                                                                    -----------
                                                                     10,087,464
                                                                    -----------

Basic Industry/Capital Goods - 8.56%
 *American Standard                                     5,400           342,900
  Beckman Coulter                                       8,400           351,960
  Brunswick                                            15,200           299,440
  Corning                                              23,000           216,890
  Emerson Electric                                      9,800           529,788
 *Energizer Holdings                                    8,000           148,000
  Gillette                                             19,300           631,110
  Herman Miller                                         9,000           196,740
  Hillenbrand Industries                                6,700           352,688
  Ingersoll-Rand                                        8,700           364,443
  Martin Marietta Materials                             6,700           284,750
  Newell Rubbermaid                                    10,096           258,962
  Pentair                                               8,700           308,154
  PerkinElmer                                           8,500           235,620
  Sigma-Aldrich                                         7,000           299,320
  Smith International                                   5,300           239,878
  Tupperware                                           14,200           279,172
  York International                                    8,700           317,550
                                                                    -----------
                                                                      5,657,365
                                                                    -----------
Business Services - 3.02%
 *Arrow Electronics                                     6,700           184,384
 *Cendant                                              24,100           410,664
  Fluor                                                 7,700           291,445
 *Nextel Communications                                32,900           352,688

                                                      Number of        Market
                                                       Shares           Value
Common Stock (continued)
Business Services (continued)
  Praxair                                               7,200       $   381,024
  ServiceMaster                                        30,500           372,405
                                                                    -----------
                                                                      1,992,610
                                                                    -----------
Business Services/Media & Publishing - 1.00%
 *Clear Channel Communications                          6,364           297,389
  Dow Jones                                             3,400           172,108
  New York Times                                        4,270           194,072
                                                                    -----------
                                                                        663,569
                                                                    -----------
Cable, Media & Publishing - 4.54%
 *Adelphia Communications                              11,800           296,298
 *AOL Time Warner                                      29,850         1,041,765
 *Cablevision Systems                                   5,100           214,404
 *Comcast Special Class A                              14,800           562,400
 *Metro-Goldwyn-Mayer                                   9,800           174,734
 *Viacom                                               16,200           707,130
                                                                    -----------
                                                                      2,996,731
                                                                    -----------
Consumer Durable/Cyclical - 0.83%
  Federal Signal                                       16,400           347,516
  Maytag                                                6,900           199,617
                                                                    -----------
                                                                        547,133
                                                                    -----------
Consumer Non-Durable/Other - 4.73%
  Avon Products                                         8,730           416,770
  Callaway Golf                                        12,400           197,780
  Clorox                                                6,700           264,784
  Deluxe                                                9,200           363,584
  Ecolab                                               10,700           400,180
  General Mills                                         8,100           399,735
  Heinz (H.J.)                                          5,300           202,036
  Pepsico                                              12,507           608,216
  Wrigley, (WM) Jr.                                     5,400           272,916
                                                                    -----------
                                                                      3,126,001
                                                                    -----------
Consumer Non-Durable/Textiles & Apparel - 0.25%
 *Comverse Technology                                   7,700           164,703
                                                                    -----------
                                                                        164,703
                                                                    -----------
Consumer Services - 1.32%
  Avery Dennison                                        8,100           437,238
  Minnesota Mining & Manufacturing                      3,800           435,404
                                                                    -----------
                                                                        872,642
                                                                    -----------
Energy - 4.95%
  Anadarko Petroleum                                    6,300           326,970
  Apache                                                8,500           390,915
 *BJ Services                                          11,800           328,748
  Burlington Resources                                  6,500           228,410
 *Calpine                                              13,300           286,748
  Devon Energy                                          4,500           154,755
  EOG Resources                                         7,600           265,848
  Equitable Resources                                  11,800           383,618
 *Noble Drilling                                       11,500           339,250
 *NRG Energy                                           14,100           238,572
  Questar                                              13,900           323,314
                                                                    -----------
                                                                      3,267,148
                                                                    -----------

Statement                                         Delaware Social Awareness Fund
       of Net Assets (continued)
                                                      Number of        Market
                                                       Shares           Value
Common Stock (continued)
Environmental Services - 0.27%
  Applera Pe Biosystems Group                           3,400       $   112,540
 *Republic Services                                     3,700            63,825
                                                                    -----------
                                                                        176,365
                                                                    -----------
Healthcare & Pharmaceuticals - 14.25%
  AmerisourceBergen                                     3,396           202,028
 *Amgen                                                 7,200           478,296
  AstraZeneca ADR                                      10,700           486,315
  Baxter International                                  6,500           338,000
  Becton Dickinson                                      7,400           250,638
  Cardinal Health                                       6,622           452,415
 *Caremark RX                                          12,800           192,000
  Eli Lilly                                            25,000         2,066,750
 *Genentech                                             6,300           361,935
 *Guidant                                               6,000           292,860
  HCA - The Healthcare Company                          8,200           318,078
 *Health Management Associates                         13,400           261,434
 *Healthsouth                                          18,900           278,208
  IMS Health                                           13,700           280,576
 *IVAX                                                 17,300           356,380
  McKesson                                             11,659           434,531
 *Medimmune                                             4,100           180,564
  Medtronic                                             7,046           333,135
  Novartis ADR                                         14,600           522,096
 *Oxford Health Plans                                   7,600           218,956
  Teleflex                                              9,300           394,320
 *Tenet Healthcare                                      4,700           282,000
 *Wellpoint Health Networks                             3,700           436,230
                                                                    -----------
                                                                      9,417,745
                                                                    -----------
Insurance - 3.97%
  Allstate                                             14,930           511,203
  American International Group                         10,362           853,829
  Cigna                                                 5,500           501,765
  Fidelity National Financial                          11,880           269,795
  Hartford Financial Services                           1,800           106,560
  Jefferson-Pilot                                       2,100            93,450
  Metropolitan Life Insurance                           4,300           117,949
  Nationwide Financial Services                         4,400           169,400
                                                                    -----------
                                                                      2,623,951
                                                                    -----------
Leisure, Lodging & Entertainment - 1.17%
  McDonald's                                            5,500           147,620
  Walt Disney                                          30,500           624,335
                                                                    -----------
                                                                        771,955
                                                                    -----------
Packaging & Containers - 0.54%
 *Sealed Air                                            7,700           353,430
                                                                    -----------
                                                                        353,430
                                                                    -----------
Paper & Forest Products - 0.54%
  Boise Cascade                                        11,100           355,644
                                                                    -----------
                                                                        355,644
                                                                    -----------
                                                      Number of        Market
                                                       Shares           Value
Common Stock (continued)
Real Estate - 2.75%
  AMB Property                                          7,200       $   183,600
  AvalonBay Communities                                 4,400           212,740
  Duke-Weeks Realty                                     9,600           235,776
  Equity Office Properties Trust                       12,300           366,540
  Equity Residential Properties Trust                   6,800           196,860
  Kimco Realty                                          3,900           193,440
  ProLogis Trust                                        9,600           210,720
  Simon Property Group                                  7,500           216,675
                                                                    -----------
                                                                      1,816,351
                                                                    -----------
Retail - 7.36%
 *BJ's Wholesale Club                                   3,300           148,500
  Circuit City Stores                                  14,400           252,720
  CVS                                                  11,100           299,145
 *Federated Department Stores                           9,500           351,500
  Home Depot                                           21,300           993,858
 *Kohl's                                                2,500           169,625
 *Kroger                                               15,600           394,992
  May Department Stores                                 7,200           258,048
  Nordstrom                                            12,600           238,518
 *Safeway                                              10,100           450,056
 *Saks                                                 35,400           290,280
  Sears, Roebuck                                       10,900           496,059
  Target                                                2,000            75,080
 *Toys R Us                                            13,100           281,781
  Winn-Dixie Stores                                    12,000           164,520
                                                                    -----------
                                                                      4,864,682
                                                                    -----------
Technology/Communications - 3.19%
 *Brocade Communications System                         6,300           206,640
 *Cisco Systems                                        46,400           948,880
 *Crown Castle                                         27,000           294,030
  Nokia ADR                                            14,200           326,742
 *Qualcomm                                              4,700           275,984
  Qwest Communications International                    4,800            57,120
                                                                    -----------
                                                                      2,109,396
                                                                    -----------
Technology/Hardware - 8.08%
 *Advanced Micro Devices                               12,700           172,212
 *Altera                                               10,600           241,256
 *Applied Materials                                    12,100           480,975
  AVX                                                   7,200           149,760
  Compaq Computer                                      50,500           512,575
 *Dell Computer                                        15,300           427,329
 *EMC                                                  31,200           523,848
 *Gemstar-TV Guide International                        6,700           185,791
 *JDS Uniphase                                         18,480           186,278
 *KLA-Tencor                                            3,300           165,759
  Linear Technology                                     4,200           172,326
 *Microchip Technology                                  4,250           153,468
 *Micron Technology                                    13,900           377,524
 *National Semiconductor                                3,900           117,507
 *Palm                                                 58,758           205,065
  Scientific-Atlanta                                   13,700           368,393
  Symbol Technologies                                  24,200           402,204

Statement                                         Delaware Social Awareness Fund
       of Net Assets (continued)
                                                     Number of         Market
                                                       Shares          Value
Common Stock (continued)
Technology/Hardware (continued)
 *Triquint Semiconductor                               14,300        $  227,370
 *Vishay Intertechnology                                7,100           130,498
 *Xilinx                                                3,800           137,218
                                                                    -----------
                                                                      5,337,356
                                                                    -----------
Technology/Software - 6.44%
  Adobe Systems                                         7,400           237,392
 *Cadence Design Systems                               12,700           302,895
 *Intuit                                                7,600           333,640
 *Microsoft                                            31,900         2,048,299
 *Oracle                                               49,700           697,291
 *Peregrine Systems                                     9,900           153,945
 *Siebel Systems                                        5,600           125,160
 *VeriSign                                              2,600            97,136
 *Veritas Software                                      6,600           256,674
                                                                    -----------
                                                                      4,252,432
                                                                    -----------
Transportation - 1.11%
 *FedEx                                                10,300           472,358
  Tidewater                                             9,200           262,200
                                                                    -----------
                                                                        734,558
                                                                    -----------
Utilities/Telecommunications - 5.46%
  Alltel                                                2,000           130,160
 *AT&T Wireless Services                                4,300            60,071
  BellSouth                                            21,000           808,500
  CenturyTel                                            3,500           118,300
  SBC Communications                                   30,600         1,143,828
  Sprint                                               19,700           429,263
 *Sprint PCS                                           11,000           274,450
  Verizon Communications                                1,300            61,100
 *WorldCom                                             40,200           584,508
                                                                    -----------
                                                                      3,610,180
                                                                    -----------
Total Common Stock (cost $71,720,342)                                66,119,087
                                                                    -----------

                                                    Principal
                                                      Amount
Repurchase Agreements - 0.20%
 With BNP Paribas 2.10% 12/3/01
  (dated 11/30/01, collateralized by
  $17,000 U.S. Treasury Notes 6.50%
  due 2/28/02, market value $17,751
  and $13,000 U.S. Treasury Notes
  6.625% due 5/31/02, market value
  $13,549 and $2,000 U.S. Treasury
  Notes 6.00% due 9/30/02, market
  value $2,518)                                       $33,000            33,000
 With Cantor Fitzgerald 2.10% 12/3/01
  (dated 11/30/01, collateralized by
  $6,000 U.S. Treasury Notes 4.625%
  due 2/28/03, market value $6,752
  and $26,000 U.S. Treasury Notes
  5.25% due 8/15/03, market
  value $27,022)                                       33,000            33,000

                                                    Principal          Market
                                                      Amount           Value
Repurchase Agreements (continued)
 With J.P. Morgan Chase 2.07% 12/3/01
  (dated 11/30/01, collateralized by
  $32,000 U.S. Treasury Bills due
  2/28/02, market value $32,190)                      $32,000       $    32,000
 With UBS Warburg 2.11% 12/3/01
  (dated 11/30/01, collateralized by
  $33,000 U.S. Treasury Notes 5.125%
  due 12/31/02, market value $35,117)                  34,000            34,000
                                                                    -----------
Total Repurchase Agreements
 (cost $132,000)                                                        132,000
                                                                    -----------
Total Market Value of Securities - 100.28%
 (cost $71,852,342)                                                  66,251,087
Liabilities Net of Receivables and
 Other Assets - (0.28%)                                                (183,352)
                                                                    -----------
Net Assets Applicable to 7,028,317 Shares
 Outstanding - 100.00%                                              $66,067,735
                                                                    ===========
Net Asset Value - Delaware Social Awareness
 Fund Class A ($26,043,202 / 2,706,309 Shares)                            $9.62
                                                                          -----
Net Asset Value - Delaware Social Awareness
 Fund Class B ($30,376,267 / 3,282,533 Shares)                            $9.25
                                                                          -----
Net Asset Value - Delaware Social Awareness
 Fund Class C ($9,114,892 / 984,754 Shares)                               $9.26
                                                                          -----
Net Asset Value - Delaware Social Awareness
 Fund Institutional Class ($533,374 / 54,721 Shares)                      $9.75
                                                                          -----


*Non-income producing security for the year ended November 30, 2001.

Summary of Abbreviations:
ADR - American Depositary Receipts

Components of Net Assets at November 30, 2001:
Shares of beneficial interest (unlimited
  authorization - no par)                                           $73,990,479
Accumulated net realized loss on investments                         (2,321,489)
Net unrealized depreciation of investments                           (5,601,255)
                                                                    -----------
Total net assets                                                    $66,067,735
                                                                    ===========

Net Asset Value and Offering Price per Share -
 Delaware Social Awareness Fund
Net asset value Class A (A)                                              $ 9.62
Sales charge (5.75% of offering price, or
 6.13% of amount invested per share) (B)                                   0.59
                                                                         ------
Offering price                                                           $10.21
                                                                         ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.

See accompanying notes


                                                                                Delaware Social Awareness Fund
Statement                                                                       Year Ended November 30, 2001
       of Operations


Investment Income:
 Dividends                                                                      $    797,305
 Interest                                                                             28,640      $     825,945
                                                                                ------------      -------------

Expenses:
 Management fees                                                                     555,598
 Distribution expenses                                                               526,850
 Dividend disbursing and transfer agent fees and expenses                            333,343
 Reports and statements to shareholders                                               74,501
 Registration fees                                                                    45,079
 Accounting and administration expenses                                               32,316
 Custodian fees                                                                        9,877
 Trustees' fees                                                                        3,540
 Professional fees                                                                       602
 Other                                                                                18,974          1,600,680
                                                                                ------------
 Less expenses absorbed or waived                                                                      (159,923)
 Less expenses paid indirectly                                                                           (2,459)
                                                                                                  -------------
 Total expenses                                                                                       1,438,298
                                                                                                  -------------
Net Investment Loss                                                                                    (612,353)
                                                                                                  -------------

Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                                                    (2,320,442)
 Net change in unrealized appreciation/depreciation of investments                                   (4,991,606)
                                                                                                  -------------
Net Realized and Unrealized Loss on Investments                                                      (7,312,048)
                                                                                                  -------------

Net Decrease in Net Assets Resulting from Operations
                                                                                                  $  (7,924,401)
                                                                                                  =============

See accompanying notes


Statements                                                                                   Delaware Social Awareness Fund
       of Changes in Net Assets

                                                                                                     Year Ended
                                                                                         11/30/01                  11/30/00

Increase (Decrease) in Net Assets from Operations:
 Net investment loss                                                                   $  (612,353)              $  (835,877)
 Net realized gain (loss) on investments                                                (2,320,442)                9,150,402
 Net change in unrealized appreciation/depreciation of investments                      (4,991,606)              (15,950,395)
                                                                                       -----------               -----------
 Net decrease in net assets resulting from operations                                   (7,924,401)               (7,635,870)
                                                                                       -----------               -----------

Dividends and Distributions to Shareholders from:
 Net realized gain on investments:
  Class A                                                                               (3,515,698)                 (507,371)
  Class B                                                                               (3,694,091)                 (465,117)
  Class C                                                                               (1,064,173)                 (111,693)
  Institutional Class                                                                      (33,785)                   (3,632)
                                                                                       -----------               -----------
                                                                                        (8,307,747)               (1,087,813)
                                                                                       -----------               -----------

Capital Share Transactions:
 Proceeds from shares sold:
  Class A                                                                                5,267,908                 8,409,460
  Class B                                                                                3,674,555                 7,395,013
  Class C                                                                                1,865,034                 4,660,695
  Institutional Class                                                                      318,784                   202,742

 Net asset value of shares issued upon reinvestment of dividends and distributions:
  Class A                                                                                3,326,814                   478,781
  Class B                                                                                3,478,578                   438,169
  Class C                                                                                1,018,505                   106,829
  Institutional Class                                                                       33,785                     3,632
                                                                                       -----------               -----------
                                                                                        18,983,963                21,695,321
                                                                                       -----------               -----------
 Cost of shares repurchased:
  Class A                                                                              (12,227,647)              (15,529,899)
  Class B                                                                               (5,607,872)               (8,672,602)
  Class C                                                                               (2,079,231)               (2,750,267)
  Institutional Class                                                                      (71,855)                 (164,306)
                                                                                       -----------               -----------
                                                                                       (19,986,605)              (27,117,074)
                                                                                       -----------               -----------
Decrease in net assets derived from capital share transactions                          (1,002,642)               (5,421,753)
                                                                                       -----------               -----------
Net Decrease in Net Assets                                                             (17,234,790)              (14,145,436)

Net Assets:
 Beginning of period                                                                    83,302,525                97,447,961
                                                                                       -----------               -----------
 End of period                                                                         $66,067,735               $83,302,525
                                                                                       ===========               ===========

See accompanying notes

Financial
       Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Social Awareness Fund Class A
                                                                                                                       Period
                                                                                                                      2/24/97(1)
                                                                                             Year Ended                   to
                                                                 11/30/01         11/30/00    11/30/99    11/30/98     11/30/97

Net asset value, beginning of period                             $11.820          $13.010     $11.260     $10.330     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                   (0.039)          (0.064)     (0.043)      0.015       0.007
Net realized and unrealized gain (loss) on investments            (0.991)          (0.981)      1.793       0.955       1.823
                                                                 -------          -------     -------     -------     -------
Total from investment operations                                  (1.030)          (1.045)      1.750       0.970       1.830
                                                                 -------          -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  (1.170)          (0.145)         --      (0.040)         --
                                                                 -------          -------     -------     -------     -------
Total dividends and distributions                                 (1.170)          (0.145)         --      (0.040)         --
                                                                 -------          -------     -------     -------     -------

Net asset value, end of period                                   $ 9.620          $11.820     $13.010     $11.260     $10.330
                                                                 =======          =======     =======     =======     =======

Total return(3)                                                   (9.80%)          (8.15%)     15.44%       9.52%      21.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $26,043          $36,206     $46,354     $38,858     $ 9,115
Ratio of expenses to average net assets                            1.50%            1.50%       1.49%       1.45%       1.50%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                           1.75%            1.63%       1.69%       1.56%       1.96%
Ratio of net investment income (loss) to average net assets       (0.39%)          (0.45%)     (0.35%)      0.14%       0.38%
Ratio of net investment income (loss) to average net assets prior
 to expense limitation and expenses paid indirectly               (0.64%)          (0.58%)     (0.55%)      0.03%      (0.08%)
Portfolio turnover                                                   50%              68%         28%         22%         29%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Social Awareness Fund Class B
                                                                                                                      Period
                                                                                                                    2/24/97(1)
                                                                                      Year Ended                        to
                                                                11/30/01        11/30/00     11/30/99    11/30/98    11/30/97

Net asset value, beginning of period                             $11.490          $12.740     $11.120     $10.280     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                            (0.113)          (0.155)     (0.133)     (0.066)     (0.044)
Net realized and unrealized gain (loss) on investments            (0.957)          (0.950)      1.753       0.946       1.824
                                                                 -------          -------     -------     -------     -------
Total from investment operations                                  (1.070)          (1.105)      1.620       0.880       1.780
                                                                 -------          -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  (1.170)          (0.145)         --      (0.040)         --
                                                                 -------          -------     -------     -------     -------
Total dividends and distributions                                 (1.170)          (0.145)         --      (0.040)         --
                                                                 -------          -------     -------     -------     -------

Net asset value, end of period                                   $ 9.250          $11.490     $12.740     $11.120     $10.280
                                                                 =======          =======     =======     =======     =======

Total return(3)                                                  (10.49%)          (8.80%)     14.57%       8.60%      20.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $30,376          $36,301     $41,091     $30,172     $ 6,919
Ratio of expenses to average net assets                            2.25%            2.25%       2.24%       2.20%       2.20%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                           2.45%            2.33%       2.39%       2.26%       2.66%
Ratio of net investment loss to average net assets                (1.14%)          (1.20%)     (1.10%)     (0.61%)     (0.32%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly               (1.34%)          (1.28%)     (1.25%)     (0.67%)     (0.78%)
Portfolio turnover                                                   50%              68%         28%         22%         29%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware Social Awareness Fund Class C
                                                                                                                      Period
                                                                                                                    2/24/97(1)
                                                                                     Year Ended                         to
                                                                11/30/01        11/30/00     11/30/99    11/30/98    11/30/97

Net asset value, beginning of period                             $11.490         $12.740      $11.120     $10.280     $ 8.500

Income (loss) from investment operations:
Net investment loss(2)                                            (0.113)         (0.154)      (0.133)     (0.068)     (0.044)
Net realized and unrealized gain (loss) on investments            (0.947)         (0.951)       1.753       0.948       1.824
                                                                 -------          -------     -------     -------     -------
Total from investment operations                                  (1.060)         (1.105)       1.620       0.880       1.780
                                                                 -------          -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  (1.170)         (0.145)          --      (0.040)         --
                                                                 -------          -------     -------     -------     -------
Total dividends and distributions                                 (1.170)         (0.145)          --      (0.040)         --
                                                                 -------          -------     -------     -------     -------

Net asset value, end of period                                   $ 9.260         $11.490      $12.740     $11.120     $10.280
                                                                 =======          =======     =======     =======     =======

Total return(3)                                                  (10.39%)         (8.80%)      14.57%       8.60%      20.94%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $ 9,115         $10,459      $ 9,673     $ 8,683     $ 1,290
Ratio of expenses to average net assets                            2.25%           2.25%        2.24%       2.20%       2.20%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                           2.45%           2.33%        2.39%       2.26%       2.66%
Ratio of net investment loss to average net assets                (1.14%)         (1.20%)      (1.10%)     (0.61%)     (0.32%)
Ratio of net investment loss to average net assets prior
 to expense limitation and expenses paid indirectly               (1.34%)         (1.28%)      (1.25%)     (0.67%)     (0.78%)
Portfolio turnover                                                   50%             68%          28%         22%         29%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

Financial
       Highlights (continued)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                       Delaware Social Awareness Fund Institutional Class
                                                                                                                      Period
                                                                                                                    2/24/97(1)
                                                                                     Year Ended                         to
                                                                11/30/01        11/30/00     11/30/99    11/30/98    11/30/97

Net asset value, beginning of period                             $11.930         $13.090      $11.310     $10.350     $ 8.500

Income (loss) from investment operations:
Net investment income (loss)(2)                                   (0.014)         (0.024)      (0.012)      0.043       0.029
Net realized and unrealized gain (loss) on investments            (0.996)         (0.991)       1.792       0.957       1.821
                                                                 -------          -------     -------     -------     -------
Total from investment operations                                  (1.010)         (1.015)       1.780       1.000       1.850
                                                                 -------          -------     -------     -------     -------

Less dividends and distributions from:
Net realized gain on investments                                  (1.170)         (0.145)          --      (0.040)         --
                                                                 -------          -------     -------     -------     -------
Total dividends and distributions                                 (1.170)         (0.145)          --      (0.040)         --
                                                                 -------          -------     -------     -------     -------

Net asset value, end of period                                   $ 9.750         $11.930      $13.090     $11.310     $10.350
                                                                 =======         =======      =======     =======     =======

Total return(3)                                                   (9.52%)         (7.87%)      15.74%       9.70%      21.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $   533         $   337      $   329     $   379     $   107
Ratio of expenses to average net assets                            1.25%           1.25%        1.24%       1.20%       1.20%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                           1.45%           1.33%        1.39%       1.26%       1.66%
Ratio of net investment income (loss) to average net assets       (0.14%)         (0.20%)      (0.10%)      0.39%       0.68%
Ratio of net investment income (loss) to average net assets prior
 to expense limitation and expenses paid indirectly               (0.34%)         (0.28%)      (0.25%)      0.33%       0.22%
Portfolio turnover                                                   50%             68%          28%         22%         29%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

                                                  Delaware Social Awareness Fund
Notes                                             November 30, 2001
   to Financial Statements

Delaware Group Equity Funds II (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Decatur Equity Income Fund, Delaware Diversified Value Fund, Delaware Growth and Income Fund, and Delaware Social Awareness Fund. These financial statements and the related notes pertain to Delaware Social Awareness Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,704 for the year ended November 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended November 30, 2001 were approximately $755. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1.5 billion, and 0.60% on average daily net assets in excess of $2.5 billion.

Prior to January 1, 2001, DMC had a sub-advisory agreement with Vantage Global Advisors, Inc. (Vantage), an affiliate of DMC, with respect to the management of the Fund. For the services provided, DMC paid Vantage an annual fee which was calculated at the rate of 0.20% of average daily net assets of the Fund averaging one year old or less, 0.25% of average daily net assets averaging two years or less but greater than one year old, and 0.40% of average daily net assets averaging over two years old. The Fund did not pay any fees directly to Vantage.

Notes
   to Financial Statements (continued)

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

The investment management capabilities of Vantage have been consolidated into Delaware Management Business Trust as of January 1, 2001. As a result, DMC and Vantage are part of the same entity and, because there no longer is a need for the Fund to have an advisor and a sub-advisor, DMC assumed full day to day management of the Fund.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.25% of average daily net assets of the Fund through January 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and Class C shares. No distribution expenses are paid by Institutional Class shares. DDLP has elected to waive its fees through January 31, 2002 in order to prevent distribution fees of Class A shares from exceeding 0.25% of average daily net assets.

At November 30, 2001, the Fund had receivables from or liabilities payable to affiliates as follows:

  Investment management fee payable to DMC                       $40,198

  Dividend disbursing, transfer agent fees, accounting
   and other expenses payable to DSC                              36,388

  Other expenses payable to DMC and affiliates                    10,783

For the year ended November 30, 2001, DDLP earned $16,282 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended November 30, 2001, the Fund made purchases of $36,556,283 and sales of $43,825,038 of investment securities other than U.S. government securities and short-term investments.

At November 30, 2001, the cost of investments for federal income tax purposes was $71,989,535. At November 30, 2001, net unrealized depreciation was $5,738,448, of which $7,313,670 related to unrealized appreciation of investments and $13,052,118 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of November 30, 2001 of $2,183,250 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2009.

4. Capital Shares
Transactions in capital shares were as follows:

                                           Year Ended
                                      11/30/01     11/30/00
Shares sold:
  Class A                              509,920      632,431
  Class B                              368,279      565,292
  Class C                              185,197      354,528
  Institutional Class                   30,622       14,982

Shares issued upon reinvestment of
  dividends and distributions:
  Class A                              308,040       36,107
  Class B                              332,579       33,757
  Class C                               97,161        8,230
  Institutional Class                    3,094          272
                                     ---------    ---------
                                     1,834,892    1,645,599
                                     ---------    ---------
Shares repurchased:
  Class A                           (1,175,545)  (1,167,956)
  Class B                             (578,845)    (663,961)
  Class C                             (208,233)    (211,354)
  Institutional Class                   (7,221)     (12,159)
                                     ---------    ---------
                                    (1,969,844)  (2,055,430)
                                     ---------    ---------
Net decrease                          (134,952)    (409,831)
                                     =========    =========
5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of November 30, 2001, or at any time during the fiscal year.

6. Credit and Market Risks
The Fund only invests in companies that meet its definition of "socially responsible" and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.

Notes
   to Financial Statements (continued)


7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2001, the Fund designates distributions paid during the year as follows:

     (A)              (B)
  Long-Term         Ordinary         (C)
Capital Gains        Income         Total          (D)
Distributions    Distributions  Distributions   Qualifying
 (Tax Basis)      (Tax Basis)    (Tax Basis)   Dividends(1)
-------------    -------------  -------------  ------------
     87%               13%           100%           --

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report
   of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Equity Funds II -
Delaware Social Awareness Fund

We have audited the accompanying statement of net assets of Delaware Social Awareness Fund (the "Fund") as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period February 24, 1997 (commencement of operations) through November 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Social Awareness Fund at November 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended and for the period February 24, 1997 (commencement of operations) through November 30, 1997, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
January 4, 2002

Delaware Investments
       Family of Funds

--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                    Fixed Income Group
Delaware American Services Fund                        Corporate and Government
Delaware Growth Opportunities Fund                     Delaware American Government Bond Fund
Delaware Select Growth Fund                            Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                         Delaware Delchester Fund
Delaware Technology and Innovation Fund                Delaware Extended Duration Bond Fund
Delaware Trend Fund                                    Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                              Delaware Limited-Term Government Fund
                                                       Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                    Money Market
Delaware Growth and Income Fund                        Delaware Cash Reserve Fund
Delaware REIT Fund                                     Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                       Municipal (National Tax-Exempt)
International Group                                    Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)            Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                         Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund            Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
      (formerly Delaware International Equity Fund)    Municipal (State-Specific Tax-Exempt)
                                                       Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                     Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                 Delaware Tax-Free California Fund
Delaware Core Equity Fund                              Delaware Tax-Free California Insured Fund
      (formerly Delaware Growth Stock Fund)            Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                    Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                         Delaware Tax-Free Florida Insured Fund
Foundation Funds                                       Delaware Tax-Free Idaho Fund
      Delaware Balanced Portfolio                      Delaware Minnesota High-Yield Municipal Bond Fund
      Delaware Growth Portfolio                        Delaware Minnesota Insured Fund
      Delaware Income Portfolio                        Delaware Tax-Free Minnesota Fund
                                                       Delaware Tax-Free Minnesota Intermediate Fund
                                                       Delaware Tax-Free Missouri Insured Fund
                                                       Delaware Tax-Free New York Fund
                                                       Delaware Tax-Free Oregon Insured Fund
                                                       Delaware Tax-Free Pennsylvania Fund


Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                          Affiliated Officers                    Contact Information

Charles E. Haldeman, Jr.                   William E. Dodge                       Investment Manager
Chairman                                   Executive Vice President and           Delaware Management Company
Delaware Investments Family of Funds       Chief Investment Officer, Equity       Philadelphia, PA
Philadelphia, PA                           Delaware Investments Family of Funds
                                           Philadelphia, PA                       International Affiliate
Walter P. Babich                                                                  Delaware International Advisers Ltd.
Board Chairman                             Jude T. Driscoll                       London, England
Citadel Constructors, Inc.                 Executive Vice President and
King of Prussia, PA                        Head of Fixed Income                   National Distributor
                                           Delaware Investments Family of Funds   Delaware Distributors, L.P.
David K. Downes                            Philadelphia, PA                       Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds       Richard J. Flannery                    Shareholder Servicing, Dividend
Philadelphia, PA                           President and Chief Executive Officer  Disbursing and Transfer Agent
                                           Delaware Distributors, L.P.            Delaware Service Company, Inc.
John H. Durham                             Philadelphia, PA                       2005 Market Street
Private Investor                                                                  Philadelphia, PA 19103-7094
Gwynedd Valley, PA
                                                                                  For Shareholders
John A. Fry                                                                       800 523-1918
Executive Vice President
University of Pennsylvania                                                        For Securities Dealers
Philadelphia, PA                                                                  800 362-7500

Anthony D. Knerr                                                                  For Financial Institutions
Consultant                                                                        Representatives Only
Anthony Knerr & Associates                                                        800 659-2265
New York, NY
                                                                                  Website
Ann R. Leven                                                                      www.delawareinvestments.com
Former Treasurer
National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5493)                                                        Printed in the USA
AR-147 [11/01] CG 1/02                                                     J7727